Exhibit 32.1

    Written Statement of Chief Executive Officer and Chief Financial Officer
                             Pursuant to Section 906
           of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Centennial Specialty Foods Corporation, a Delaware corporation (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

     (a) the Form 10-KSB of the Company for the fiscal year ended December 31, 2003, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/  JEFFREY R. NIEDER
                                         ----------------------
                                         Jeffrey R. Nieder
                                         Chief Executive Officer
                                         April 28, 2004

                                         /s/  DOUGLAS L. EVANS
                                         ---------------------
                                         Douglas L. Evans
                                         Chief Financial Officer
                                         April 28, 2004